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                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                               ------------------

                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 27, 1997
                                                           ------------



                          Evergreen Media Corporation
                        --------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)




  Delaware                                                 75-2247099
---------------                                            ----------
(State or Other                                            (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation



                        433 East Las Colinas  Boulevard
                                   Suite 1130
                              Irving, Texas 75039
                        -------------------------------
                             (Address of Principal
                               Executive Offices)



                                 (972) 869-9020
                           -------------------------
                            (Registrant's telephone
                          number, including area code)
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ITEM 5.       Other Events

      On May 27, 1997, Evergreen Media Corporation (together with its subsidiaries, the "Company") issued the press release filed herewith as
Exhibit 99. Pursuant to Rule 135c under the Securities Act of 1933, as amended, the Company is filing this Current Report on Form 8-K, together with
Exhibit 99, with the Commission.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

      7(c)    Exhibits

              99.       Press Release dated May 27, 1997.






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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Evergreen Media Corporation



                                By:   /s/ MATTHEW E. DEVINE
                                    -------------------------------
                                       Matthew E. Devine
                                       Chief Financial Officer



Date:  May 29, 1997

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                              INDEX TO EXHIBITS

EXHIBIT NO.               DESCRIPTION
----------                -----------
   99                     Press Release dated May 27, 1997